PRESS RELEASE Contact: Steven Cantor VP of Corporate Relations T + 978 436 6500 irelations@entegris.com

Exhibit 99.1
FOR RELEASE AT 6AM ET

ENTEGRIS REPORTS STRONG THIRD-QUARTER RESULTS

•	Record third-quarter revenue of $345.6 million grew 16 percent from prior year

•	GAAP earnings per diluted share of $0.28 and non-GAAP earnings per diluted share of $0.40 grew 87 percent and 67 percent, respectively, from prior year

•	Year-to-date revenue of $992.0 million increased 14 percent

•	Year-to-date GAAP earnings per diluted share of $0.79 and non-GAAP earnings per diluted share of $1.02 grew 58 percent and 48 percent respectively

BILLERICA, Mass., October 26, 2017 - Entegris, Inc. (NasdaqGS: ENTG), a leader in specialty chemicals and advanced materials solutions for the microelectronics industry, today reported its financial results for the Company’s third quarter ended September 30, 2017.
Third-quarter sales were $345.6 million, an increase of 16.5% from the same quarter last year and a 5.0% increase sequentially. Third-quarter net income was $40.9 million, or $0.28 per diluted share, which included amortization of intangible assets of $11.1 million, as well as asset impairment charges of $10.0 million and severance expense of $2.1 million primarily related to the realignment of the Advanced Materials Handling business. Non-GAAP net income was $57.0 million, or $0.40 per diluted share.
For the first nine months of fiscal 2017, sales of $992.0 million increased 14.4% from the same period a year ago. Net income for the first nine months of 2017 was $113.4 million, or $0.79 per share, which included amortization of intangible assets of $33.0 million, as well as asset impairment charges and severance expense of $15.9 million. Non-GAAP net income for the first nine months of 2017 was $146.6 million, or $1.02 per diluted share, which increased from $98.6 million, or $0.69 per diluted share, for the same period a year ago.
Bertrand Loy, president and chief executive officer, said: "Our performance remained very strong in the third quarter and we are on track to exceed many of the objectives we set for ourselves for 2017 in terms of revenue growth and bottom line expansion. These results are a validation of the strategies and investments we have made to build a unique portfolio of specialty materials, filtration, and advanced materials handling technologies. These capabilities are becoming even more critical to solving complex process challenges facing the semiconductor industry as it creates devices to power new applications driven by artificial intelligence and the Internet of Things."
Mr. Loy added: "We generated record adjusted EBITDA of $96 million, or 28% of revenue. This strong cash generation is enabling us to invest in our growth, pay down our debt, make modest share repurchases and initiate a quarterly dividend, while maintaining flexibility for future acquisitions."

_________________________________________________________________________
ENTEGRIS, INC.	129 Concord Road, Building 2	T + 1 978 436 6500
entegris.com	Billerica, MA 01821 USA	F + 1 978 436 6745

Quarterly Financial Results Summary
(in thousands, except per share data)

GAAP Results	Q3-2017	Q3-2016	Q2-2017
Net sales	$345,591	$296,692	$329,002
Operating income	$60,655	$34,672	$59,090
Operating margin	17.6%	11.7%	18.0%
Net income	$40,902	$21,947	$39,991
Diluted earnings per share (EPS)	$0.28	$0.15	$0.28
Non-GAAP Results
Non-GAAP adjusted operating income	$81,077	$53,877	$73,826
Adjusted operating margin	23.5%	18.2%	22.4%
Non-GAAP net income	$56,989	$34,647	$48,906
Non-GAAP EPS	$0.40	$0.24	$0.34
Fourth-Quarter Outlook
For the fourth quarter ending December 31, 2017, the Company expects sales of $335 million to $345 million, net income of $43 million to $50 million, and net income per diluted share between $0.30 and $0.35. On a non-GAAP basis, EPS is expected to range from $0.35 to $0.40 per diluted share, which reflects net income on a non-GAAP basis in the range of $50 million to $57 million, which is adjusted for expected amortization expense of approximately $11 million or $0.05 per share.
Segment Results
The Company reports its results in the following segments:
Specialty Chemicals and Engineered Materials (SCEM): SCEM provides high-performance and high-purity process chemistries, gases and materials, as well as safe and efficient delivery systems to support semiconductor and other advanced manufacturing processes.
Microcontamination Control (MC): MC solutions purify critical liquid chemistries and gases used in semiconductor manufacturing processes and other high-technology industries.
Advanced Materials Handling (AMH): AMH develops solutions to monitor, protect, transport, and deliver critical liquid chemistries and substrates for a broad set of applications in the semiconductor industry and other high-technology industries.
Third-Quarter Results Conference Call Details
Entegris will hold a conference call to discuss its results for the third quarter on Thursday, October 26, 2017, at 9:00 a.m. Eastern Time. Participants should dial 1-866-548-4713 or 1-323-794-2093, referencing confirmation code 1147643. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. To access a telephonic replay of the call, please Click Here and reference confirmation code 1147643. The replay will be available starting at 12:30 p.m. ET on Thursday, October 26 until Saturday, December 9. A live and on-demand webcast of the call can also be accessed from the investor relations section of Entegris’ website at www.entegris.com.

Management’s slide presentation concerning the results for the third quarter, which may be referred to during the call, will be posted on the investor relations section of www.entegris.com Thursday morning.

Entegris, Inc. | page 2 of 12

ABOUT ENTEGRIS
Entegris is a leader in specialty chemicals and advanced materials solutions for the microelectronics industry and other high-tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.
Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA, Adjusted Gross Profit, Adjusted Segment Profit, and Adjusted Operating Income together with related measures thereof, and non-GAAP EPS, are considered “Non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making, as a means to evaluate period-to-period comparisons, as well as comparisons to our competitors' operating results. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring business operating results, such as amortization, depreciation and discrete cash charges that are infrequent in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing and understanding our results and performance and when planning, forecasting, and analyzing future periods. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze our business. The reconciliations of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA, GAAP Gross Profit to Adjusted Gross Profit, GAAP Segment Profit to Adjusted Operating Income, and GAAP to Non-GAAP Earnings per Share are included elsewhere in this release.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future sales, net income, net income per diluted share, non-GAAP EPS, non-GAAP net income, expenses and other financial metrics; our performance relative to our markets; market and technology trends; the development of new products and the success of their introductions; Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; our ability to execute on our strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for our products and solutions; our ability to meet rapid demand shifts; our ability to continue technological innovation and introduce new products to meet our customers' rapidly changing requirements; our concentrated customer base; our ability to identify, effect and integrate acquisitions, joint ventures or other transactions; our ability to protect and enforce intellectual property rights; operational, political and legal risks of our international operations; our dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages and price increases; changes in government regulations of the countries in which we operate; fluctuation of currency exchange rates; fluctuations in the market price of Entegris’ stock; the level of, and obligations associated with, our indebtedness; and other risk factors and additional information described in our filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed on February 17, 2017, and in our other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Entegris, Inc. | page 3 of 12

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three months ended
	September 30, 2017	October 1, 2016	July 1, 2017
Net sales	$345,591	$296,692	$329,002
Cost of sales	190,184	173,712	178,699
Gross profit	155,407	122,980	150,303
Selling, general and administrative expenses	57,699	51,614	52,985
Engineering, research and development expenses	26,002	25,720	27,221
Amortization of intangible assets	11,051	10,974	11,007
Operating income	60,655	34,672	59,090
Interest expense, net	7,599	9,345	8,103
Other expense (income), net	2,906	(565)	(46)
Income before income tax expense	50,150	25,892	51,033
Income tax expense	9,248	3,945	11,042
Net income	$40,902	$21,947	$39,991

Basic net income per common share:	$0.29	$0.16	$0.28
Diluted net income per common share:	$0.28	$0.15	$0.28

Weighted average shares outstanding:
Basic	141,684	141,324	141,696
Diluted	143,594	142,473	143,508

Entegris, Inc. | page 4 of 12

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Nine months ended
	September 30, 2017	October 1, 2016
Net sales	$991,970	$866,768
Cost of sales	546,664	489,877
Gross profit	445,306	376,891
Selling, general and administrative expenses	161,176	153,167
Engineering, research and development expenses	80,462	79,768
Amortization of intangible assets	33,003	33,325
Operating income	170,665	110,631
Interest expense, net	24,095	27,545
Other expense (income), net	3,762	(2,294)
Income before income tax expense	142,808	85,380
Income tax expense	29,401	14,331
Net income	$113,407	$71,049

Basic net income per common share:	$0.80	$0.50
Diluted net income per common share:	$0.79	$0.50

Weighted average shares outstanding:
Basic	141,627	141,019
Diluted	143,472	141,856

Entegris, Inc. | page 5 of 12

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	September 30, 2017	December 31, 2016
ASSETS
Cash and cash equivalents	$435,197	$406,389
Accounts receivable, net	183,417	165,675
Inventories	193,302	183,529
Deferred tax charges and refundable income taxes	15,720	20,140
Other current assets	20,865	24,398
Total current assets	848,501	800,131

Property, plant and equipment, net	346,660	321,562

Goodwill	355,855	345,269
Intangible assets	190,754	217,548
Deferred tax assets	9,247	8,022
Other assets	6,732	7,000
Total assets	$1,757,749	$1,699,532

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt, current maturities	$100,000	$100,000
Accounts payable	60,328	61,617
Accrued liabilities	95,161	83,530
Income tax payable	14,390	16,424
Total current liabilities	269,879	261,571

Long-term debt, excluding current maturities	411,465	484,677
Other liabilities	58,040	54,066
Shareholders’ equity	1,018,365	899,218
Total liabilities and shareholders’ equity	$1,757,749	$1,699,532

Entegris, Inc. | page 6 of 12

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Nine months ended
	September 30, 2017	October 1, 2016	September 30, 2017	October 1, 2016
Operating activities:
Net income	$40,902	$21,947	$113,407	$71,049
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	14,785	13,795	43,173	41,320
Amortization	11,051	10,974	33,003	33,325
Stock-based compensation expense	3,548	3,697	11,457	10,063
Provision for deferred income taxes	(2,953)	597	254	(334)
Other	13,898	10,463	24,028	19,667
Changes in operating assets and liabilities:
Trade accounts and notes receivable	(12,313)	13,847	(15,345)	(22,252)
Inventories	(1,047)	(5,907)	(14,884)	(17,296)
Accounts payable and accrued liabilities	20,911	12,962	7,598	26,517
Income taxes payable and refundable income taxes	(1,293)	(11,771)	1,664	(11,364)
Other	1,552	1,334	3,277	(219)
Net cash provided by operating activities	89,041	71,938	207,632	150,476
Investing activities:
Acquisition of business net of cash acquired	—	—	(20,000)	—
Acquisition of property and equipment	(25,447)	(13,124)	(67,939)	(45,268)
Other	863	138	1,074	(1,520)
Net cash used in investing activities	(24,584)	(12,986)	(86,865)	(46,788)
Financing activities:
Payments on long-term debt	(25,000)	(25,000)	(75,000)	(50,000)
Issuance of common stock	677	512	3,582	2,892
Taxes paid related to net share settlement of equity awards	(168)	(1,113)	(5,407)	(3,316)
Repurchase and retirement of common stock	(10,000)	—	(18,000)	(3,573)
Other	—	402	(1,270)	493
Net cash used in financing activities	(34,491)	(25,199)	(96,095)	(53,504)
Effect of exchange rate changes on cash	(404)	4,281	4,136	11,768
Increase in cash and cash equivalents	29,562	38,034	28,808	61,952
Cash and cash equivalents at beginning of period	405,635	373,743	406,389	349,825
Cash and cash equivalents at end of period	$435,197	$411,777	$435,197	$411,777

Entegris, Inc. | page 7 of 12

Entegris, Inc. and Subsidiaries
Segment Information
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
Net sales	September 30, 2017	October 1, 2016	July 1, 2017	September 30, 2017	October 1, 2016
Specialty Chemicals and Engineered Materials	$124,522	$104,494	$121,174	$360,131	$317,383
Microcontamination Control	116,113	94,738	104,407	320,575	263,941
Advanced Materials Handling	104,956	97,460	103,421	311,264	285,444
Total net sales	$345,591	$296,692	$329,002	$991,970	$866,768

	Three months ended			Nine months ended
Segment profit	September 30, 2017	October 1, 2016	July 1, 2017	September 30, 2017	October 1, 2016
Specialty Chemicals and Engineered Materials	$34,647	$18,811	$34,174	$96,961	$70,141
Microcontamination Control	43,984	31,617	36,484	116,049	78,323
Advanced Materials Handling	16,882	15,378	19,573	54,731	56,808
Total segment profit	95,513	65,806	90,231	267,741	205,272
Amortization of intangibles	11,051	10,974	11,007	33,003	33,325
Unallocated expenses	23,807	20,160	20,134	64,073	61,316
Total operating income	$60,655	$34,672	$59,090	$170,665	$110,631

Entegris, Inc. | page 8 of 12

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
	September 30, 2017	October 1, 2016	July 1, 2017	September 30, 2017	October 1, 2016
Net sales	$345,591	$296,692	$329,002	$991,970	$866,768
Gross profit-GAAP	$155,407	$122,980	$150,303	$445,306	$376,891
Adjustments to gross profit:
Severance related to organizational realignment	740	431		740	431
Impairment of equipment	3,364	5,826	1,966	5,330	5,826
Adjusted gross profit	$159,511	$129,237	$152,269	$451,376	$383,148

Gross margin - as a % of net sales	45.0%	41.5%	45.7%	44.9%	43.5%
Adjusted gross margin - as a % of net sales	46.2%	43.6%	46.3%	45.5%	44.2%

Entegris, Inc. | page 9 of 12

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
Segment profit-GAAP	September 30, 2017	October 1, 2016	July 1, 2017	September 30, 2017	October 1, 2016
Specialty Chemicals and Engineered Materials	$34,647	$18,811	$34,174	$96,961	$70,141
Microcontamination Control	43,984	31,617	36,484	116,049	78,323
Advanced Materials Handling	16,882	15,378	19,573	54,731	56,808
Total segment profit	95,513	65,806	90,231	267,741	205,272
Amortization of intangible assets	11,051	10,974	11,007	33,003	33,325
Unallocated expenses	23,807	20,160	20,134	64,073	61,316
Total operating income	$60,655	$34,672	$59,090	$170,665	$110,631

Segment profit margin-GAAP
Specialty Chemicals and Engineered Materials	27.8%	18.0%	28.2%	26.9%	22.1%
Microcontamination Control	37.9%	33.4%	34.9%	36.2%	29.7%
Advanced Materials Handling	16.1%	15.8%	18.9%	17.6%	19.9%

	Three months ended			Nine months ended
Adjusted segment profit	September 30, 2017	October 1, 2016	July 1, 2017	September 30, 2017	October 1, 2016
Specialty Chemicals and Engineered Materials [1]	$34,661	$19,510	$34,174	$96,975	$70,840
Microcontamination Control [2]	44,180	32,354	37,927	117,688	79,060
Advanced Materials Handling [3]	22,103	22,173	21,859	62,238	63,603
Total adjusted segment profit	100,944	74,037	93,960	276,901	213,503
Amortization of intangible assets[4]	—	—	—	—	—
Unallocated expenses[5]	19,867	20,160	20,134	60,133	61,316
Total adjusted operating income	$81,077	$53,877	$73,826	$216,768	$152,187

Adjusted segment profit margin
Specialty Chemicals and Engineered Materials	27.8%	18.7%	28.2%	26.9%	22.3%
Microcontamination Control	38.0%	34.2%	36.3%	36.7%	30.0%
Advanced Materials Handling	21.1%	22.8%	21.1%	20.0%	22.3%

1 Adjusted segment profit for Specialty Chemicals and Engineered Materials for the three months and nine months ended October 1, 2016 excludes charges for severance related to organizational realignment of $699. Adjusted segment profit for Specialty Chemicals and Engineered Materials for the three months and nine months ended September 30, 2017 excludes charges for severance related to organizational realignment of $14.
2 Adjusted segment profit for Microcontamination Control excludes charges for impairment of equipment and severance related to organizational realignment of $196, $737, and $1,443 for the three months ended September 30, 2017, October 1, 2016, and July 1, 2017, respectively. Adjusted segment profit for Microcontamination Control excludes impairment of equipment and charges for severance related to organizational realignment of $1,639 and $737 for the nine months ended September 30, 2017 and October 1, 2016, respectively.
3 Adjusted segment profit for Advanced Material Handling excludes charges for impairment of equipment and severance related to organizational realignment of $5,221, $6,795 and $2,286 for the three months ended September 30, 2017, October 1, 2016, and July 1, 2017, respectively. Adjusted segment profit for Advanced Material Handling excludes charges for impairment of equipment and severance related to organizational realignment of $7,507 and $6,795 for the nine months ended September 30, 2017 and October 1, 2016, respectively.
4 Adjusted amortization of intangible assets excludes amortization expense of $11,051, $10,974, and $11,007 for the three months ended September 30, 2017, October 1, 2016, and July 1, 2017, respectively, and $33,003 and $33,325 for the nine months ended September 30, 2017 and October 1, 2016, respectively.
5 Adjusted unallocated expenses excludes charges for impairment of intangibles and severance related to organizational realignment of $3,940 for the three months and nine months ended September 30, 2017.

Entegris, Inc. | page 10 of 12

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
	September 30, 2017	October 1, 2016	July 1, 2017	September 30, 2017	October 1, 2016
Net sales	$345,591	$296,692	$329,002	$991,970	$866,768
Net income	$40,902	$21,947	$39,991	$113,407	$71,049
Adjustments to net income:
Income tax expense	9,248	3,945	11,042	29,401	14,331
Interest expense, net	7,599	9,345	8,103	24,095	27,545
Other expense (income), net	2,906	(565)	(46)	3,762	(2,294)
GAAP - Operating income	60,655	34,672	59,090	170,665	110,631
Severance related to organizational realignment	2,141	2,405	559	2,700	2,405
Impairment of equipment and intangibles [1]	7,230	5,826	3,170	10,400	5,826
Amortization of intangible assets	11,051	10,974	11,007	33,003	33,325
Adjusted operating income	81,077	53,877	73,826	216,768	152,187
Depreciation	14,785	13,795	14,411	43,173	41,320
Adjusted EBITDA	$95,862	$67,672	$88,237	$259,941	$193,507

Adjusted operating margin	23.5%	18.2%	22.4%	21.9%	17.6%
Adjusted EBITDA - as a % of net sales	27.7%	22.8%	26.8%	26.2%	22.3%

1 Includes product line impairment charges of $3,364, $5,826 and $1,966 classified as cost of sales for the three months ended September 30, 2017, October 1, 2016 and July 1, 2017, respectively. Includes product line impairment charges of $5,330 and $5,826 classified as cost of sales for the nine months ended September 30, 2017 and October 1, 2016, respectively.

Includes Jetalon intangible impairment charge of $3,866 classified as selling general and administrative expense for both the three and nine months ended September 30, 2017.

Includes product line impairment charge of $320 classified as selling general and administrative expense for both the three months ended July 1, 2017 and the nine months ended September 30, 2017.

Includes product line impairment charge of $884 classified as engineering, research and development expense for both the three months ended July 1, 2017 and the nine months ended September 30, 2017.

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Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Non-GAAP Earnings per Share
(In thousands, except per share data)
(Unaudited)

	Three months ended			Nine months ended
	September 30, 2017	October 1, 2016	July 1, 2017	September 30, 2017	October 1, 2016
GAAP net income	$40,902	$21,947	$39,991	$113,407	$71,049
Adjustments to net income:
Severance related to organizational realignment	2,141	2,405	559	2,700	2,405
Impairment of equipment and intangibles [1]	10,030	5,826	3,170	13,200	5,826
Gain on sale of equity investment	—	—	—	—	(156)
Amortization of intangible assets	11,051	10,974	11,007	33,003	33,325
Tax effect of adjustments to net income and discrete items	(7,135)	(6,505)	(5,821)	(15,661)	(13,895)
Non-GAAP net income	$56,989	$34,647	$48,906	$146,649	$98,554

Diluted earnings per common share	$0.28	$0.15	$0.28	$0.79	$0.50
Effect of adjustments to net income	$0.11	$0.09	$0.06	$0.23	$0.19
Diluted non-GAAP earnings per common share	$0.40	$0.24	$0.34	$1.02	$0.69

1 Includes product line impairment charges of $3,364, $5,826 and $1,966 classified as cost of sales for the three months ended September 30, 2017, October 1, 2016 and July 1, 2017, respectively. Includes product line impairment charges of $5,330 and $5,826 classified as cost of sales for the nine months ended September 30, 2017 and October 1, 2016, respectively.

Includes Jetalon intangible impairment charge of $3,866 classified as selling general and administrative expense for both the three and nine months ended September 30, 2017.

Includes product line impairment charge of $320 classified as selling general and administrative expense for both the three months ended July 1, 2017 and the nine months ended September 30, 2017.

Includes product line impairment charge of $884 classified as engineering, research and development expense for both the three months ended July 1, 2017 and the nine months ended September 30, 2017.

Includes product line impairment charge of $2,800 classified as other expense for both the three and nine months ended September 30, 2017.

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